Exhibit 99.1

MANITEX INTERNATIONAL, INC.

(NASD A Q : M N T X )

Corporate Presentation December 2016

FO RWARD-LOOKIN G S TAT E M E N T

& N O N—G A A P M E A S U R E S

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company’s future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company’s filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Q3 2016 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.

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PRODUCT OVERVIEW





Manitex International Inc.

- Global provider of highly specialized cranes; straight-mast and knucklebooms
- Materials and container handling equipment
- Miscellaneous specialized equipment
- ASV compact track-loaders and skid-steers
- Equipment distribution segment



Niches Served

- Construction-residential and non-residential
- Military
- Power line construction
- Railroads
- Ports
- Government/agency
- Energy exploration and field development



Company Origin

- Launched as a private company in 2003
- Publicly traded since 2006 NASDAQ: MNTX
- Industry consolidator: consistently adding branded product lines through M&A since 2006

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COMPANY TIMELINE



MARCH 2002 Manitowoc (NYSE:MTW)acquires Grove

JANUARY 2003 Manitowoc divests Manitex

2006
- **JULY** Manitex merges into Veri-Tek, Intl. (VCC)
- **NOVEMBER** Veri-Tek Acquires LiftKing

2007
- **JULY** VCC acquires Noble forklift

2008
- **MAY** Name changed to Manitex International and listed on Nasdaq (MNTX)
- **OCTOBER** Crane & Machinery and Schaeff Forklift acquired

2009
- **DECEMBER** Acquires Load King Trailers
- **JULY** Acquires Badger Equipment Co.

2010
- **JULY** CVS Operating Agreement

2011
- **JULY** Closes Acquisition of CVS

2013
- **JULY** Acquires Sabre Manufacturing LLC
- **NOVEMBER** Acquires Valla SpA of Piacenza, Italy

2014
- **DECEMBER** Closes agreement with Terex for 51% of ASV

2015
- **JANUARY** Closes on PM Group SpA
- **DECEMBER** Announces sale of Load King trailers

2016
- **OCTOBER** Announces sale of LiftKing

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ASV and PM-Group

Transformational Acquisitions 2014-15

ASV ASV (closed 12/2014) Agreement with Terex Corporation that brings a broad product line of rubber-track compact and skid-steer loaders and accessories to the product group.

ASV, Inc. had trailing twelve month revenues of approximately $130 million.

Manitex contributes $25M, with $20M in common shares and debt securities being issued to Terex, as well as $5M in cash; ASV had $44M in non-recourse debt.

PM- PM-Group S.p.A (closed 1/2015) is a leading Italian manufacturer of truck Group mounted hydraulic knuckle boom cranes with a product range spanning more than 50 models.

S.p.A

PM-Group had trailing twelve month revenues of approximately $100 million.

Consideration was $30.4 million, consisting of $20.3 million in cash, $10.1 million in equity, and the assumption of $62.2 million in non-recourse PM-Group debt and liabilities.

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D E B T A N D L I Q U I D I T Y

As of September 30, 2016 ($Millions)     Manitex &Change v

PM    ASVCVSTotalQ2 2016

Working capital facilities    20.3 15.336.672.2(8.9)

Bank Term debt    32.5 32.5-65.00.2

Capital leases     6.46.4(0.1)

Convertible notes     21.221.2-

Other acquisition notes     4.54.5(0.2)

TOTALS:    $52.8$47.8$68.7$169.3$(9.0)

Debt Issuance Costs:     (2.6)0.3

Balance Sheet Total Debt     $166.7$(9.3)

Note: Non-recourse to Manitex Int’l Inc.    $52.8$47.8$16.9$117.5$6.3

Cash on Hand     $6.0$(3.9)

Net Debt     $160.7$(5.4)

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CORPORATE AND FINANCIAL OBJECTIVES
2015-2018



Cost reductions through sourcing and operating efficiency initiatives

- $5 million in expense reductions implemented in 2015 (target was $4 million);
- $7.0 million in expense reductions implemented YTD 2016 (ahead of 2016 target);
- Targeting $15 million in expense reductions implemented 2015-2017

Balance sheet improvement and debt reduction through internal cash flows and non-strategic asset sales

Resource allocation to expand sales, improve margins, enhance ROI profile

- Expand PM Crane distribution in N. America
- Re-activate ASV dealer network in N. America (126 locations at 9/30/2016 vs. Zero at time of transaction)
- Cross-sell Manitex cranes internationally
- Divest lower-margin product groups that have higher strategic value elsewhere

10% EBITDA margin goal with economic recovery and continued execution

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COMPETITIVE POSITIONING



Core Competency

- Strong brand history
- Acknowledged product development record
- International dealers enable us to follow demand
- Focused on specialized equipment and niche end-markets


TC700



Manitex

PM

Products

- Niche markets
- Broad end-user base
- Highly customized/specialized; will configure-to-order
- Parts and service an important part of business model


asv
asv

Superior ROI

- Lower capital commitment for a boom truck vs. competitors' custom cranes of similar lifting capacity
- Usually less or no special permitting vs. competitors' custom cranes of similar lifting capacity asv

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LIFTING EQUIPMENT MARKET OVERVIEW – STRAIGHT MAST



We are focused on the most attractive, highest margin part of the market


Market Overview
7%
34%
20%
16%
23%
Boom Truck Crane Tonnage Distribution
Market vs Manitex
< 17
17 > 22.9
23 > 29.9
30 > 35.9
36 >
Manitex Market Position
16%
18%
26%
40%

- Principal products: boom truck cranes that vary in height & tonnage capacity
- Smaller tonnage cranes (<30 tons) more focused on general/light construction markets; larger cranes (30+ tons) focus on power line construction/maintenance, heavy construction and energy
- Boom truck cranes typically less expensive than rough terrain and all terrain cranes

- Broader market: ~50/50 split between lower capacity and higher capacity crane shipments; ~2/3 of Manitex shipments have been in larger tonnage
- Focus on being a niche player allows specialization tailored towards customers' needs
- Production distribution skewed toward larger tonnage machines
- First to launch 50-ton crane (May 2007)
- Launching ongoing enhancements to heavy tonnage product line (TC-300, 400, 450 & 500)

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THE KNUCKLE BOOM MARKET

$2.3 Billion Globally (Management Estimates)

Knuckleboom Market Worldwide Sales (US$, millions)


$100
$1,400
$200
$400
North America
Western Europe
Eastern Europe
North America
South America
Rest of World

PM Group TTM Revenues (US$, millions)


$2
$24
$13
North America
$15
$20

North American Knuckleboom market is growing

- Large Market of $2.3 BN is roughly 2X the size of the straight-mast boom truck market (global)
- PM has a geographically diverse customer base with 70% of its business outside Europe
- Opportunity to increase PM Group's No. American market presence through Manitex's distribution network

Principal Industry Participants

PALFINGER
HIAB
FASSI
PM GROUP

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REPLACEMENTS PARTS&SERVICE



Consistent recurring revenue stream throughout the cycle

- Typically generates 10%-20% of net sales in a quarter/year (ASV is approx. 25%)
- Typically carry 2x gross margin of core equipment business

Spares relate to swing drives, rotating components, & booms among others, many of which are proprietary

- Serve additional brands
- Service team for crane equipment
- Automated proprietary system implemented in principal operations

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I N V E S T I N G I N T H E C Y C L E -M N T X

Share price currently at 2007 levels despite significantly higher EV and EBITDA potential

$20

$17.54

$15.88

$12.98

$10.46 $9.58 $8.31 $7.94 $7.68 $5.80 $6.05 $6.30 $5.37 $5.12 $3.89 $4.18 $4.25 $2.88 $3.35 $2.61 $1.80 $0.83$0.40 $0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

Share Low Share High

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Va l u a t i o n – E q u i t y H o l d e r s t o B e n e f i t a s w e m o v e d e b t t o e q u i t y

($, Millions)

EBITDA/Adjusted EV Implied Implied Net Debt EBITDA (@ 10x multiple) Equity Share Price

26 260 167 93 $                5.81

26 260 117 143 $                8.94

30 300 117 183 $                11.44

30 300 95 205 $                12.81

35 350 95 255 $                15.94

35 350 85 265 $                16.56

40 400 85 315 $                19.69

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MANITEX INTERNATIONAL, INC.

F I N A N C I A L O V E R V I E W

December 2016

*Results may contain adjustments, please see reconciliation to GAAP on Slide 19 and other Manitex source disclosure and SEC filings.

F I N A N C I A L S U M M A R Y S N A P S H OT

Key Statistics     Capitalization

Stock Price (11/28/16)    $ 5.35/share Basic Shares (9/30/16)16.1 M

Market Cap (11/28/16)    $ 86.1 MDiluted Shares (9/30/16)16.1 M

Total Ent. Value (11/28/16)    $ 246.8 M Total Debt (9/30/16)$ 166.7 M

Ticker / Exchange    MNTX/NasdaqCM

$000, except %    2015* 2014**201320122011

Revenues    386,737 $247,164$245,072$205,249$142,291

Gross Margin (%)    18.0% 19.2%19.0%19.7%20.6%

Adjusted EBITDA**    $25,775 $22,018$21,483$17,957$11,120

Adj. EBITDA Margin (%)**    6.7% 8.9%8.8%8.7%7.8%

Adjusted Net income**    612* $9,825*$10,178$8,077$2,780

Backlog    82,522 $98,158$77,281$130,352$83,700

*Restated for divestiture of Load King 12/2015

**2014 Results exclude $1.7M in after-tax acquisition and other costs—see reconciliation of non-GAAP items in SEC filings via forms 8k,

10q, and 10k at www.sec.gov

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S U M M A R Y B A L A N C E S H E E T

Sep 30-16    31-Dec-15*31-Dec-14*31-Dec-13

Current Assets    $192,826 $202,700$173,857$121,798

Fixed Assets    39,853 41,98525,78811,143

Other Long-Term Assets    142,668 159,473117,51149,673

Total Assets    $375,347 $404,158$317,156$182,614

Current Liabilities    $123,313 $120,036$87,961$47,930

Long-Term Liabilities    136,037 153,822101,18949,693

Total Liabilities    259,350 273,858189,15097,623

Shareholders’ Equity    115,997 130,300128,00684,991

Total Liabilities & Shareholders’ Equity    $375,347 $404,158$317,156$182,614

*Restated to reflect divestiture of Load King 12/2015

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**Restated to reflect divestiture of Load King 12/2015

$159,600 $41,858

W O R K I N G C A P I TA L

Working capital decrease related to reduced volume and to write off of joint venture investment. DSO from higher proportion of int’l sales on longer normal trade terms and also timing of sales towards end of the quarter.

Current ratio would be 2.2 at September 30, 2016 and 2.0 at December 2015 adjusting for PM & CVS working capital facilities of $34.1 million and $21.9m at December that are transactional and therefore current, (compared to North American term lines of credit that are long term).

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Sep 30,    Dec 31,

2016    2015

Working Capital    $69,513 $82,664

Days sales outstanding

(DSO)    83 62

Days payable outstanding (DPO)    79 72

Inventory turns    2.3 2.6

Current ratio    1.6 1.7

Operating working capital    120,528 120,520

Operating working capital % of

annualized LQS    40.6% 32.2%

D E B T A N D L I Q U I D I T Y

Repayments of term debt of $9.2 million year to date 2016, including elimination of recourse term debt.

Net debt (debt less cash) at 9/30/2016 of $160.7 million, compared to $155.8 million at 12/31/15.

Total debt reduction, excluding continuing operations working capital facilities of $21.6 million year to date

Sep 30,    Dec 31,

2016    2015*

Total Cash    $6,019 $8,578

Total Debt    166,742 173,368

Total Equity    115,997 130,300

Net capitalization    276,720 295,090

Net debt / capitalization    58.1% 55.6%

Adjusted EBITDA (12 months)    $15,686 $25,775

Debt/Adjusted EBITDA    10.2X 6.7x

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*RestatedtoreflectdivestitureofLoadKing12/2015

*NON-GAAP RECONCILIATIONS- Net Income from Continuing Ops



	Three Months Ended	
	September 30, 2016	September 30, 2015
Net (loss) income attributable to shareholders	$(5,883)	$(639)
Pre – tax:- transaction related, restructuring and related and Foreign Exchange and other expense adjustments	6,679	--
Tax effect based on effective tax rate	--	--
Adjusted Net Income (loss) from continuing operations attributable to Manitex shareholders	$796	$(639)
Weighted average diluted shares outstanding	16,127,346	16,014,594
Diluted (loss) per share attributable to shareholders as reported	$(0.36)	$(0.04)
Total EPS Effect	$0.41	$--
Adjusted Diluted earnings (loss) per share attributable to shareholders	$0.05	$(0.04)

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*NON-GAAP RECONCILIATIONS- Adjusted EBITDA



	Three Months Ended		Nine Months Ended	
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Operating (loss) income	$(961)	$1,958	$2,064	$8,487
Pre-tax:- transaction related, restructuring and related expense and foreign exchange and other adjustments	1,006	--	2,184	3,405
Adjusted operating income	$45	$1,958	$4,248	$11,892
Depreciation & Amortization	2,784	3,259	8,886	8,972
Adjusted Earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA)	$2,829	$5,217	$13,134	$20,864
Adjusted EBITDA % to sales	3.8%	6.2%	5.0%	7.5%

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20

OPERATING COMPANIES
Products, End Market, Drivers



Company	Products	End Market	Drivers
Manitex	▪ Straight-mast boomtrucks and cranes ▪ Sign cranes ▪ Parts	▪ Power transmission ▪ Industrial projects ▪ Infrastructure development	▪ Strong end market demand for specialized, competitively differentiated products for oil, gas, and energy sectors ▪ Product development
PM / OIL & STEEL AERIAL PLATFORMS	▪ Knuckle boom cranes ▪ Truck-mounted Aerial Platforms	▪ Construction ▪ Infrastructure ▪ Utilities	▪ Growing acceptance of knucklebooms in North American markets ▪ Oil and gas exploration creating demand ▪ Product development
asv	▪ Compact track loaders ▪ Skid-steer loaders	▪ Construction ▪ Infrastructure	▪ Improving fundamentals in general construction markets, residential and light commercial
MANITEX VALLA	▪ Precision pick & carry cranes	▪ Automotive ▪ Chemical / petrochemical ▪ Industrial projects ▪ Infrastructure development ▪ Aerospace ▪ Construction	▪ Strong end market demand for specialized, competitively differentiated products ▪ Environmental (electric) or hazardous (spark free) developments ▪ Product development

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OPERATING COMPANIES
Products, End Market, Drivers



BADGER EQUIPMENT COMPANY	• Rough terrain cranes • Specialized construction equipment • Parts	• Railroad • Construction • Refineries • Municipality	• Equipment replacement cycle in small tonnage flexible cranes for refinery market • More efficient product offering across end markets
MANITEX SABRE	• Specialized equipment for liquid storage & containment • 8,000-21,000 gallon capacities	• Large client base in energy sector • Petrochemical • Waste management • Oil & gas drilling	• Reputation for quality & innovation • Serves a market of over $1B annually
FERRARI	• Reach stackers • Container handling forklifts • Parts	• Global container market	• International container market and global trade • Re-establishing customer relationships and select product categories

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EXPERIENCED MANAGEMENT TEAM



David Langevin *Chairman & CEO*
20+ years principally with Terex

Andrew Rooke *President & COO*
20+ years principally with Rolls Royce, GKN Sinter Metals, Off-Highway & Auto Divisions

David Gransee *CFO & Treasurer*
Formerly with Arthur Andersen, 15+ years with Eon Labs (formerly listed)

Robert Litchev *President – Manufacturing Operations*
10+ years principally with Terex

Scott Rolston *SVP Strategic Planning*
13+ years principally with Manitowoc

Steve Kiefer, *SVP Sales and Marketing*
25+ years principally with Eaton Corp. and Hendrickson International

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MANITEX INTERNATIONAL, INC.

(NASDAQ: MNTX ) December 2016

David Langevin, C

708—237—20 dlangevin@manitex.c

Peter Seltzberg,Darrow Associates, I

516—419—99 pseltzberg@darrowir.c